SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 24, 2000

                        INSTANT VIDEO TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-28079                                           84-1141967
(Commission File Number)                       (IRS Employer Identification No.)


    500 Sansome Street, Suite 503
      San Francisco, California                              94111
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (415) 391-4455

                                 Not Applicable
          (Former name or former address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.


         On January 24, 2000, Instant Video Technologies, Inc. appointed BDO Seidman, LLP as the company's independent auditors.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 28, 2000

                                      INSTANT VIDEO TECHNOLOGIES, INC.


                                      By: _____________________________________
                                          Name: Edward H. Davis
                                          Title: General Counsel


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